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                                                                [EXECUTION COPY]

                SEVENTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER

         SEVENTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of March 28, 2001 (this "Amendment"), to the Credit Agreement dated as of June 29, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among DONNKENNY APPAREL, INC. a Delaware corporation ("DKA"), BELDOCH INDUSTRIES CORPORATION, a Delaware corporation ("BIC"; together with DKA, and severally, the "Borrowers"), the Guarantors party thereto, the Lenders party thereto and THE CIT GROUP/COMMERCIAL SERVICES, INC. as agent for the Lenders (in such capacity, the "Agent").

         The Borrowers, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement.

         The Borrowers have requested that the Lenders (a) waive existing Events of Default under the Credit Agreement, (b) extend the Final Maturity Date and
(c) amend certain other provisions of the Credit Agreement.

         The Lenders are willing to (a) waive such existing Events of Default,
(b) extend the Final Maturity Date and (c) make such other amendments to the Credit Agreement upon the terms and subject to the conditions set forth in this Amendment.

         Accordingly, in consideration of the mutual agreements set forth herein, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as defined in the Credit Agreement.

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         2. Waiver of Events of Default. The Borrowers have failed to comply with the covenants set forth in Sections 7.11 (EBITDA), 7.10 (Minimum Interest Coverage Ratio) and 7.12A (Tangible Net Worth) of the Credit Agreement for the quarterly period ending December 31, 2000; as a result of which Events of Default (collectively, the "Subject Defaults") have occurred and are continuing under Article VIII(d)of the Credit Agreement. In response to the Borrowers' request for a waiver of the Subject Defaults, Lenders hereby waive the Subject Defaults, provided, however, that nothing contained in this Amendment shall be construed to limit, impair or otherwise affect any rights of Lenders in respect of future noncompliance with any covenant, term or provision of the Credit Agreement or of any of the other Loan Documents.

         3. Extension of Final Maturity Date. The definition of Final Maturity Date set forth in the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "Final Maturity Date" shall mean June 30, 2004."

         4. Increase in Interest Rate. (a) The definition of Interest Rate set forth in the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              ""Interest Rate" shall mean, from and after January 1, 2001, as to Prime Rate Loans, a rate of two (2%) percent per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, a rate of [N/A] percent per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrowers as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrowers for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrowers); provided, that, the Interest Rate shall be increased by two (2%) percent per annum in excess of the Interest Rate otherwise in effect, at Agent's option, without notice, (a) for

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         the period on and after (i) the date of termination hereof and until such time as all Obligations are paid in full (notwithstanding entry of any judgment against Borrowers) or (ii) the date of the occurrence of any Event of Default and for so long as such Event of Default is continuing, and (b) on the Revolving Credit Loans at any time outstanding in excess of the Availability (whether or not such excess(es) arise or are made with or without Agent's knowledge or consent and whether made before or after an Event of Default)."

         (b) For the avoidance of doubt, and confirming and restating the agreement of Borrowers, Lenders and Agent set forth in the Fourth Amendment to Credit Agreement and Waiver, dated as of April 13, 2000, notwithstanding anything to the contrary contained in the Credit Agreement or in any of the Loan Documents, Borrowers have no right to request or receive, and Agent and Lenders shall not make, any Eurodollar Rate Loans.

         5. Overadvance. Section 1.01 is hereby amended to include the following additional defined term:

              "'Overadvance' shall have the meaning assigned to such term in
         Section 2.01(c) hereof."

         6. Revolving Credit Loans Sublimit. Section 1.01 is hereby amended to include the following additional defined term:

              "Revolving Credit Loans Sublimit" shall have the meaning assigned to such term in Section 2.01(b) hereof."

         7. Amendment of Revolving Loans Limitation. Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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              "(b) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to, and through the Agent open Letters of Credit for the benefit of, the Borrowers, at any time and from time to time from the date hereof to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in Schedule 2.01(b) annexed hereto. Notwithstanding the foregoing:

         (1) The sum of the aggregate principal amount of Revolving Credit Loans outstanding at any time to the Borrowers plus the Letter of Credit Usage shall not exceed the lesser of (A) the Total Revolving Credit Commitment and (B) an amount equal to the total of (i) up to ninety percent (90%) of the Net Amount of Eligible Receivables plus (ii) the sum of (I) up to sixty percent (60%) of the Net Amount of Eligible Inventory plus (II) up to sixty percent (60%) of the undrawn amount of all outstanding Letters of Credit for the importation of finished goods inventory consigned to the Agent as of the date of determination (such sum not to exceed $37,000,000 at any time) minus (iii) any Availability Reserves (the amount determined pursuant to this clause (B) referred to herein as the "Borrowing Base"); .

         (2) The aggregate principal amount of Revolving Credit Loans outstanding at any time to Borrowers shall not exceed one hundred ten percent (110%) of the sum of (A) the amount calculated based upon the immediately preceding clause (1)(B)(i) plus (B) up to sixty percent (60%) of the aggregate value, computed at the lower of cost (on a FIFO basis) and current market value, of all Inventory (including, without limitation, all Inventory that is not Eligible Inventory), minus (i) any Availability Reserves

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         minus (ii) the Letter of Credit Usage at such time (such amount, the
         "Revolving Credit Loans Sublimit");

         (3) The Letter of Credit Usage shall in no event exceed $35,000,000 at any time; and

         (4) the sum of (i) the principal amount of the Term Loan outstanding at any time plus (ii) the principal amount of the Supplemental Term Loan outstanding at any time plus (iii) the aggregate principal amount of Revolving Credit Loans outstanding shall in no event exceed $75,000,000 at any time.

         The Borrowing Base will be computed daily and a compliance certificate from a Responsible Officer of the Borrowers presenting its computation will be delivered to the Agent in accordance with Section 6.05 hereof. If the aggregate principal amount of Revolving Credit Loans outstanding at any time to Borrowers exceeds the Revolving Credit Loans Sublimit, such excess shall be repayable by Borrowers immediately upon demand therefor by Agent.

              Subject to the foregoing and within the foregoing limits, the Borrowers may borrow, repay (or, subject to the provisions of Section
         2.09 hereof, prepay) and reborrow Revolving Credit Loans, on and after the date hereof and prior to the Revolving Credit Termination Date, subject to the terms, provisions and limitations set forth herein, including without limitation, the requirement that, except as set forth in Section 2.01(c), no Revolving Credit Loan shall be made hereunder if the amount thereof exceeds the Availability outstanding at such time."

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         8. Overadvances During 2001 Fiscal Year. Borrowers have previously delivered to Agent Borrowers' budget for their 2001 Fiscal Year, entitled "2001 Budget", dated January 17, 2001 (the "2001 Budget"), in contemplation of the making of this Amendment. Borrowers have advised Agent that, in order to achieve the results of operations projected by the 2001 Budget, Borrowers contemplate requesting Agent to make Overadvances in an aggregate amount outstanding in certain months during Borrowers' 2001 Fiscal Year that, as detailed in the 2001 Budget, exceed the maximum amount of Overadvances that Agent, in its sole discretion, may presently make to Borrowers pursuant to Section 2.01(c) without the consent of Lenders. Borrowers have therefore requested that Agent and Lenders amend Section 2.01(c), based on the monthly Overadvance amounts set forth in the 2001 Budget, and Agent and Lenders have agreed to amend Section 2.01(c) as set forth hereinbelow; provided, however, that Borrowers understand and expressly acknowledge and agree that, notwithstanding that the amendment and restatement of Section 2.01(c) set forth hereinbelow is based on the Overadvance amounts contained in the 2001 Budget, such amendment and restatement of Section 2.01(c) shall not be deemed and does not in any manner constitute a commitment by Agent and/or Lenders to make any Overadvances whatsoever, including, without limitation, Overadvances that would be within the limitations set forth in
Section 2.01(c), as amended hereby. Subject to the foregoing, Section 2.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "(c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, at the request of the Borrowers at any time during Borrowers' 2001 Fiscal Year, the Agent may, in its sole and absolute discretion, subject to the Total Revolving Credit Commitment, make Revolving Credit Loans and issue Letter of Credit Guarantees to the Borrowers on behalf of the Lenders in excess of the Availability ("Overadvance"), which Overadvance shall be repayable on demand and, if not sooner demanded, no later than January 4, 2002, provided, that, the aggregate amount of any such Overadvance which the Agent may make without the consent of all of the Lenders shall not exceed for each month during Borrowers' 2001 Fiscal Year the

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         amount set forth below opposite each such month. Each Lender shall be obligated to pay the Agent the amount of its ratable share of any such additional Revolving Credit Loans or Letter of Credit Guaranties. Provided no Event of Default shall have occurred and be continuing, notwithstanding anything to the contrary contained in the Credit Agreement, Overadvances shall not bear interest at the applicable Interest Rate set forth in the proviso in the definition of Interest Rate (the "Default Rate"). Any Overadvance not repaid on demand shall, however, without waiving any Event of Default which has occurred thereby, bear interest at the Default Rate. The making of an Overadvance by the Agent shall in no way limit, waive or otherwise affect the Agent's right with respect to the making of any additional
         Overadvance:

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                                     MAXIMUM
                                  DISCRETIONARY
         MONTH                     OVERADVANCE
         -----                     -----------
        January                    $10,956,000
        February                   $11,828,000
         March                     $11,478,000
         April                     $12,795,000
          May                      $13,392,000
          June                     $12,568,000
          July                     $10,359,000
         August                     $8,090,000
       September                    $4,676,000
        October                     $3,598,000
        November                    $3,970,000
        December                   $4,611,000"

         9. Amendment of Section 7.10. Section 7.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

              "Section 7.10 Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio of the Parent and its Subsidiaries on a Consolidated basis for each four consecutive fiscal quarter period ending on the last day of each of the fiscal quarters set forth below to be less than the ratio set forth below opposite such fiscal quarter:

         Quarterly Period Ending            Minimum Interest Coverage Ratio
         -----------------------            -------------------------------
             March 31, 2001                           0.51 to 1:00

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         June 30, 2001                               0.62 to 1:00
         September 30, 2001                          0.90 to 1:00
         December 31, 2001                           1.34 to 1.00"

         10. Amendment of Section 7.11. Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "Section 7.11 EBITDA. Permit EBITDA of the Parent and its Subsidiaries (in each case computed and calculated in accordance with GAAP) on a Consolidated basis for each four consecutive fiscal quarter period ending on the last day of each of the fiscal quarters set forth below to be less than the amount set forth below opposite each such fiscal quarter:


         Quarterly Period Ending                          EBITDA
         -----------------------                          ------
         March 31, 2001                                 $2,392,000
         June 30, 2001                                  $3,010,000
         September 30, 2001                             $4,510,000
         December 31, 2001                              $6,256,000"

         11. Amendment of Section 7.12A. Section 7.12A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "Section 7.12A Tangible Net Worth. Permit the Tangible Net Worth of the Parent and its Subsidiaries (in each case computed and calculated in accordance with GAAP) on a Consolidated basis as of the end of each of the fiscal quarters set forth below to be less than the amount set forth below opposite each such fiscal quarter:

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         Quarterly Period Ending                      Tangible Net Worth
         -----------------------                      ------------------
         March 31, 2001                                    $2,364,000
         June 30, 2001                                     $1,166,000
         September 30, 2001                                $2,579,000
         December 31, 2001                                 $2,908,000"

         12. Future Amendment of Financial Covenants. Agent, Lenders and Borrowers agree that on or before December 15 of each year for which financial covenants have been provided for under the Credit Agreement, the parties will agree upon further amendment of Sections 7.11 (EBITDA), 7.10 (Minimum Interest Coverage Ratio) and 7.12A (Tangible Net Worth) of the Credit Agreement for Borrowers' next fiscal year, based upon the summary of business plans and financial operations projections that Borrowers are obligated to deliver to Agent for each such subsequent fiscal year pursuant to Section 6.05 of the Credit Agreement. Such further amendments will be calculated by Agent in a manner consistent with the calculation of the revisions to such financial covenants provided for in this Amendment.

         13. Waiver and Amendment Fee. In consideration of the waiver of the Subject Defaults and the amendments to the Credit Agreement as set forth herein, Borrowers shall pay to Agent, for the benefit of Lenders , or Agent, at its option, may charge the account(s) of Borrowers maintained by Agent a waiver and amendment fee in the amount of $200,000, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

         14. Representations and Warranties. Borrowers hereby represent and warrant to Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true on and as of the date hereof, as if made on and as of the date hereof, after giving effect to this Amendment, except to the extent that any such representation or warranty expressly relates to a prior date, and breach of any of the representations and warranties made in this paragraph 9 shall constitute and Event of Default under Article VIII(a) of the Credit Agreement. Borrowers further represent and warrant that, after giving effect to this

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Amendment, no Event of Default or event which, with the lapse of time or the giving of notice or both, would become an Event of Default has occurred and is continuing.

         15. Effectiveness. This Amendment shall become effective on the date Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

         16. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver or amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a consent to any further or future action on the part of either of the Borrowers that would require consent of Lenders. Except as expressly amended by this Amendment, the provisions of the Credit Agreement are and shall remain in full force and effect.

         17. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (other than the conflicts of law principles thereof).

         18. Counterparts; Facsimile Signature. This Amendment may be executed in counterparts, each of which shall constitute and original and all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of the signature page of this Amendment by facsimile shall be effective as delivery of a manually executed signature page hereto.

                            [SIGNATURE PAGES FOLLOW.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                  DONNKENNY APPAREL, INC., as a Borrower and a Guarantor

                  By:
                      ----------------------------------------------------------

                  Name:
                        --------------------------------------------------------

                  Title:
                         -------------------------------------------------------


                  BELDOCH INDUSTRIES CORPORATION, as a Borrower and a Guarantor

                  By:
                      ----------------------------------------------------------

                  Name:
                        --------------------------------------------------------

                  Title:
                         -------------------------------------------------------


                  CHRISTIANSBURG GARMENT COMPANY, INCORPORATED, as a Guarantor

                  By:
                      ----------------------------------------------------------

                  Name:
                        --------------------------------------------------------

                  Title:
                         -------------------------------------------------------


                  H SQUARED DISPOSITIONS, INC., as a Guarantor

                  By:
                      ----------------------------------------------------------

                  Name:
                        --------------------------------------------------------

                  Title:
                         -------------------------------------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

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                    [SIGNATURES CONTINUE FROM PREVIOUS PAGE]

                  THE CIT GROUP/COMMERCIAL SERVICES, INC., as Agent

                  By:
                      ----------------------------------------------------------

                  Name:
                        --------------------------------------------------------

                  Title:
                         -------------------------------------------------------


                  THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

                  By:
                      ----------------------------------------------------------

                  Name:
                        --------------------------------------------------------

                  Title:
                         -------------------------------------------------------


                  CENTURY BUSINESS CREDIT CORPORATION, as a Lender

                  By:
                      ----------------------------------------------------------

                  Name:
                        --------------------------------------------------------

                  Title:
                         -------------------------------------------------------

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